                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2004



                           Federal Signal Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       0-693               36-1063330

 (State or other jurisdiction       (Commission File        (IRS Employer
      of incorporation)                 Number)          Identification No.)



           1415 W. 22nd Street, Oak Brook, Illinois       60523
           (Address of principal executive offices)     (Zip Code)


                                 (630) 954-2000
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits

              99.1  Federal Signal Corporation Press Release Dated July 27, 2004

ITEM 12.  RESULT OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2004, Federal Signal Corporation (the "Registrant") issued an earnings release announcing its financial results for the second quarter ended June 30, 2004. A copy of the earnings release is furnished herewith as Exhibit
99.1 and incorporated herein by reference.

The Registrant also held a conference call on July 27, 2004 in connection with the earnings release for the second quarter ended June 30, 2004. A replay of the conference call is accessible from the Registrant's web site at www.federalsignal.com through 5:00 p.m. Eastern Time, Thursday, August 26, 2004.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FEDERAL SIGNAL CORPORATION



Dated:  July 28, 2004                    By: /s/ Robert D. Welding
                                            -----------------------------
                                         Robert D. Welding
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No          Description
----------          -----------

99.1                Federal Signal Corporation Press Release Dated July 27, 2004